UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2025

CG Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41925	37-1611499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Spectrum Center Drive Suite 2040
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 409-3700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CGON	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christina Rossi to the Board of Directors

On November 22, 2025, the Board of Directors (the “Board”) of CG Oncology, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Christina Rossi to the Company’s Board, effective November 24, 2025. Ms. Rossi will serve as a Class II director, with an initial term expiring at the Company’s 2026 annual meeting of stockholders.

In accordance with the Company’s Amended and Restated Non-Employee Director Compensation Program, Ms. Rossi will receive a fee of $45,000 per calendar year of service on the Board, payable in quarterly installments. She will also receive an initial award of 20,889 options to purchase shares of the Company’s common stock (“Options”). The Options will vest and become exercisable in substantially equal monthly installments over the three (3) years beginning on the date of her appointment, subject to Ms. Rossi’s continued service on the Board through each such date. The Company has entered into its standard indemnification agreement for directors and officers with Ms. Rossi, a copy of the form of which is filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

There are no arrangements or understandings between Ms. Rossi and any other persons pursuant to which Ms. Rossi was appointed as a director, and there are no transactions in which Ms. Rossi has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Resignation of Simone Song from the Board of Directors

On November 22, 2025, Simone Song submitted her resignation from the Board and all committees on which she served, which resignation was effective immediately. Ms. Song’s resignation was not the result of any disagreement with the Company. Ms. Song was a member of the Audit Committee and the chair of the Compensation Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CG Oncology, Inc.

Date: November 26, 2025	By: /s/ Josh Patterson
Name: Josh Patterson
Title: General Counsel and Chief Compliance Officer